USAA MUTUAL FUND, INC.
USAA                               Growth Fund
EAGLE
LOGO                     SUPPLEMENT DATED JANUARY 12, 1998
                               TO THE PROSPECTUS
                             DATED DECEMBER 1, 1997


The answer to the second question on page 6 of the Prospectus is hereby amended to read as follows:

      Q   How will particular securities be selected?

      A Generally, we will invest the Fund's assets in stocks that, at the time of purchase, are considered out of favor or undervalued. These investments will have at least one of the following characteristics:

          X  a recent significant market price decline;

          X sustained poor performance relative to the market or their industry;

          X  extremely pessimistic appraisal by most investors; or

          X a market price that is low relative to earnings, cash flow, assets, or book value.

          At times it is likely to be difficult or impossible for us to find stocks in sufficient quantity which conform to these criteria. In such cases we will also invest the Fund's assets in other growth stocks.

          We will not trade the Fund's securities to realize short-term profits, but rather, we intend to purchase securities for long-term capital appreciation.





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